Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Postemployment Benefits [Abstract]
Employee Benefit Plans

NOTE 11 - EMPLOYEE BENEFIT PLANS

The Company has a non-contributory profit sharing plan for employees meeting certain service requirements. The Company makes annual contributions to the profit sharing plan based on income of the Company as defined. Total expenses for the plan were $113,075 and $102,251 for the years ended December 31, 2014 and 2013, respectively.

The Company also offers a 401(k) plan in which it matches a portion of the employee’s contribution up to 4 percent of their salary. The expense related to the 401(k) plan was $22,896 and $22,456 in 2014 and 2013, respectively.